UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2022

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ESSA Pharma Inc.

(Exact name of registrant as specified in its charter)

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British Columbia, Canada (State or other jurisdiction of incorporation)	001-37410 (Commission File Number)	47-2569713 (IRS Employer Identification No.)

Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada (Address of principal executive offices)		V5Z 1K5 (Zip Code)

Registrant’s telephone number, including area code: (778) 331-0962

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	EPIX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following information is filed pursuant to Item 5.07, “Submission of Matter to a Vote of Security Holders.”

On March 9, 2022, ESSA Pharma Inc. (the “Company”), held its 2022 annual general meeting of shareholders (the “Meeting”). A total of 33,303,014 of the holders of the Company’s common shares were present or represented by proxy at the meeting, representing approximately 75.66% of the Company’s 44,015,870 common shares that were outstanding and entitled to vote at the Meeting as of the record date of January 18, 2022. Set forth below are the matters acted upon by the Company’s shareholders at the Meeting, and the final voting results on each matter. Each of the proposals are described in further detail in the Company’s definitive proxy statement dated January 28, 2022, filed with the Securities and Exchange Commission on January 28, 2021.

Proposal 1: Setting the Number of Directors

For	29,383,465
Against	23,291
Abstain	0
Broker Non-Votes	3,896,258

Proposal 2: Election of Directors

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld	Broker Non-Votes
David R. Parkinson	29,377,984	99.90%	28,772	0.10%	3,896,258
Richard M. Glickman	29,253,929	99.48%	152,827	0.52%	3,896,258
Gary Sollis	28,596,127	97.24%	810,629	2.76%	3,896,258
Franklin M. Berger	20,684,413	70.34%	8,722,343	29.66%	3,896,258
Scott Requadt	29,369,580	99.87%	37,176	0.13%	3,896,258
Marella Thorell	28,847,371	98.10%	559,385	1.90%	3,896,258
Alex Martin	26,914,856	91.53%	2,491,900	8.47%	3,896,258
Sandy Zweifach	29,387,996	99.94%	18,760	0.06%	3,896,258

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	29,353,176
Against	53,580
Abstain	0
Broker Non-Votes	3,896,258

Proposal 4: Advisory Vote on the Frequency of Solicitation of Advisory Shareholder Approval of Executive Compensation

For	29,403,169
Against	3,587
Abstain	0
Broker Non-Votes	3,896,258

Proposal 5: Appointment and Remuneration of Auditors

For	33,275,069
Against	0
Abstain	27,945
Broker Non-Votes	0

Proposal 6: Approval of Omnibus Incentive Plan Amendment

For	28,162,684
Against	1,244,072
Abstain	0
Broker Non-Votes	3,896,258

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Essa Pharma Inc. 2022 Omnibus Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSA PHARMA INC.
(Registrant)

Date: March 10, 2022

	By:	/s/ David Wood
Name: David Wood
Title: Chief Financial Officer